Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 75

Quality Dividend Strategy, Series 14

Supplement to the Prospectus

In connection with the acquisition of Marathon Oil by ConocoPhillips, on November 22, 2024, each Marathon Oil share was exchanged for 0.2550 shares of ConocoPhillips common stock. As a result, the Trust's portfolio now holds shares of ConocoPhillips in place of Marathon Oil shares.

All references to Marathon Oil in the Prospectus are removed, and the Trust will continue to hold and purchase shares of ConocoPhillips.

Supplement Dated: November 22, 2024